UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2010

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31369 (Commission File Number)	65-1051192 (I.R.S Employer Identification No.)

505 Fifth Avenue New York, New York (Address of principal executive offices)	10017 (Zip Code)

Registrant’s telephone number, including area code: (212) 771-0505

(Former name or former address, if changed since last report.) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Section 8 – Other Events

Item 8.01. Other Events.

This filing contains updates relating to our bankruptcy filing on November 1, 2009 and emergence from bankruptcy on December 10, 2009 to our Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 10-K”). The updates appear in the third paragraph of Note 1 — Principles of Consolidation, Basis of Presentation, and new Note 29 — Bankruptcy Filing, Emergence from Bankruptcy and Other Matters. The Report of the Independent Registered Public Accounting Firm has been updated to reference the aforementioned subsequent events. Except for these changes, the 2008 10-K remains unchanged.

These financial statements, attached as Exhibit 99.1, update the audited financial statements in the Company’s Current Report on Form 8-K dated October 1, 2009, which in turn had updated Item 8. Financial Statements and Supplementary Data of our 2008 10-K. Refer to the Company’s Quarterly Reports on Form 10-Q for periods subsequent to December 31, 2008.

See attached Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Updated Item 8. Financial Statements and Supplementary Data of Annual Report on Form 10-K for the year ended December 31, 2008 as filed in Current Report on Form 8-K dated October 1, 2009.

Forward-Looking Statement

     This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.
(Registrant)

By: /s/ Joseph M. Leone
Joseph M. Leone Vice Chairman & Chief Financial Officer

Dated: January 8, 2010